UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 17, 2010 (August 4, 2010)
LIBERTY ACQUISITION HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33862	26-0490500
(Commission File Number)	(IRS Employer Identification Number)
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 380-2230
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS
     ON MAY 7, 2010, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION (THE “BUSINESS COMBINATION”) BETWEEN PROMOTORA DE INFORMACIONES, S.A. (“PRISA”) AND LIBERTY ACQUISITION HOLDINGS CORP. (“LIBERTY”), PRISA FILED A REGISTRATION STATEMENT ON FORM F-4 (THE “REGISTRATION STATEMENT”) WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) THAT INCLUDES A PRELIMINARY PROXY STATEMENT OF LIBERTY FOR THE PROPOSED BUSINESS COMBINATION AND PROPOSED WARRANT AMENDMENT THAT WILL ALSO CONSTITUTE A PROSPECTUS OF PRISA. ON AUGUST 19, 2010, PRISA FILED AN AMENDMENT TO ITS REGISTRATION STATEMENT WHICH, AMONG OTHER THINGS, REFLECTED THE TERMS OF THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT ENTERED INTO BETWEEN PRISA AND LIBERTY ON AUGUST 4, 2010 (AS FURTHER AMENDED, THE “AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT”). LIBERTY INTENDS TO MAIL A DEFINITIVE PROXY STATEMENT/PROSPECTUS FOR THE PROPOSED BUSINESS COMBINATION AND PROPOSED WARRANT AMENDMENT TO ITS STOCKHOLDERS AND WARRANTHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED BUSINESS COMBINATION. LIBERTY STOCKHOLDERS AND WARRANTHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING LIBERTY, PRISA, THE PROPOSED BUSINESS COMBINATION, THE PROPOSED WARRANT AMENDMENT AND RELATED MATTERS.
     STOCKHOLDERS AND WARRANTHOLDERS MAY OBTAIN A COPY OF THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND ANY OTHER DOCUMENTS FILED BY LIBERTY OR PRISA WITH THE SEC, FREE OF CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY SENDING A REQUEST TO LIBERTY, 1114 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NEW YORK 10036, OR BY CALLING LIBERTY AT (212) 380-2230. PRISA WILL ALSO FILE CERTAIN DOCUMENTS WITH THE SPANISH COMISIÓN NACIONAL DEL MERCADO DE VALORES (THE “CNMV”) IN CONNECTION WITH ITS SHAREHOLDERS’ MEETING TO BE HELD IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, WHICH WILL BE AVAILABLE ON THE CNMV’S WEBSITE AT WWW.CNMV.ES.
     LIBERTY AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM LIBERTY’S STOCKHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND FROM THE WARRANTHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED WARRANT AMENDMENT. INFORMATION REGARDING THE OFFICERS AND DIRECTORS OF LIBERTY IS AVAILABLE IN LIBERTY’S PRELIMINARY PROXY STATEMENT CONTAINED IN THE REGISTRATION STATEMENT, WHICH HAS BEEN FILED WITH THE SEC. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH POTENTIAL PARTICIPANTS IS ALSO INCLUDED IN THE REGISTRATION STATEMENT (AND WILL BE INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS) AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC.
     PRISA AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AND FROM THE WARRANTHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED WARRANT

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AMENDMENT. INFORMATION REGARDING THE INTERESTS OF THESE DIRECTORS AND EXECUTIVE OFFICERS IN THE BUSINESS COMBINATION IS INCLUDED IN THE REGISTRATION STATEMENT (AND WILL BE INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS) AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC.
     THIS REPORT MAY INCLUDE “FORWARD LOOKING STATEMENTS” WITHIN THE MEANING OF THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF WORDS SUCH AS “ANTICIPATE”, “BELIEVE”, “EXPECT”, “ESTIMATE”, “PLAN”, “OUTLOOK”, AND “PROJECT” AND OTHER SIMILAR EXPRESSIONS THAT PREDICT OR INDICATE FUTURE EVENTS OR TRENDS OR THAT ARE NOT STATEMENTS OF HISTORICAL MATTERS. INVESTORS ARE CAUTIONED THAT SUCH FORWARD LOOKING STATEMENTS WITH RESPECT TO REVENUES, EARNINGS, PERFORMANCE, STRATEGIES, PROSPECTS AND OTHER ASPECTS OF THE BUSINESSES OF PRISA, LIBERTY AND THE COMBINED GROUP AFTER COMPLETION OF THE PROPOSED BUSINESS COMBINATION ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES. A NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT; (2) THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST PRISA AND OTHERS FOLLOWING ANNOUNCEMENT OF THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT AND TRANSACTIONS CONTEMPLATED THEREIN; (3) THE INABILITY TO COMPLETE THE TRANSACTIONS CONTEMPLATED BY THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT DUE TO THE FAILURE TO OBTAIN LIBERTY STOCKHOLDER APPROVAL, LIBERTY WARRANTHOLDER APPROVAL OR PRISA SHAREHOLDER APPROVAL; (4) DELAYS IN OBTAINING, ADVERSE CONDITIONS CONTAINED IN, OR THE INABILITY TO OBTAIN NECESSARY REGULATORY APPROVALS REQUIRED TO COMPLETE THE TRANSACTIONS CONTEMPLATED BY THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT; (5) THE RISKS THAT PRISA’S PLANNED ASSET DISPOSITIONS AND/OR RESTRUCTURING OF ITS CREDIT FACILITIES WILL FAIL TO BE COMPLETED OR FAIL TO BE COMPLETED ON THE TERMS CURRENTLY ANTICIPATED OR THAT PRISA WILL NOT RECEIVE THE NECESSARY CONSENTS UNDER ITS REFINANCING MASTER AGREEMENT TO THE TERMS OF THE BUSINESS COMBINATION; (6) THE RISK THAT HOLDERS OF MORE THAN 80 MILLION SHARES OF LIBERTY COMMON STOCK WILL ELECT TO RECEIVE CASH OR WILL ELECT TO REDEEM THEIR SHARES; (7) THE RISK THAT OTHER CONDITIONS TO CLOSING MAY NOT BE SATISFIED; (8) THE RISK THAT SECURITIES MARKETS WILL REACT NEGATIVELY TO THE BUSINESS COMBINATION OR OTHER ACTIONS BY PRISA AND THE HOLDERS OF LIBERTY COMMON STOCK WILL NOT FIND THIS TO BE MORE ATTRACTIVE THAN THE FORMER TERMS OF THE BUSINESS COMBINATION OR HAVE A DIFFERENT VIEW OF THE VALUE AND LONG-TERM PROSPECTS OF PRISA; (9) THE RISK THAT THE PROPOSED TRANSACTION DISRUPTS CURRENT PLANS AND OPERATIONS AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN; (10) THE ABILITY TO RECOGNIZE THE ANTICIPATED BENEFITS OF THE COMBINATION OF PRISA AND LIBERTY AND OF PRISA TO TAKE ADVANTAGE OF STRATEGIC OPPORTUNITIES; (11) COSTS RELATED TO THE PROPOSED BUSINESS COMBINATION; (12) THE LIMITED LIQUIDITY AND TRADING OF LIBERTY’S SECURITIES; (13) CHANGES IN APPLICABLE LAWS OR REGULATIONS; (14) THE POSSIBILITY THAT PRISA MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS; AND (15) OTHER RISKS

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AND UNCERTAINTIES INDICATED FROM TIME TO TIME IN PRISA’S OR LIBERTY’S FILINGS WITH THE SEC.
     READERS ARE REFERRED TO LIBERTY’S MOST RECENT REPORTS FILED WITH THE SEC, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 AND ITS QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2010. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE, AND LIBERTY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE THE FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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EXPLANATORY NOTE
     This Current Report on Form 8-K/A (the “Amended Report”) amends Item 9.01 of, and the related “Exhibit Index” contained in, the Current Report on Form 8-K (the “Original Report”) filed by Liberty with the Securities and Exchange Commission on August 9, 2010. The Amended Report is being filed by Liberty solely to remove a disclaimer that suggests that investors should not rely on disclosures in exhibits or annexes to agreements to which Liberty is a party. Except as otherwise provided herein, the other disclosures made in the Original Report remain unchanged.
Item 1.01. Entry into a Material Definitive Agreement.
The disclosures made in Item 1.01 of the Original Report remain unchanged.
Item 3.02. Unregistered Sales of Securities.
The disclosures made in Item 3.02 of the Original Report remain unchanged.
Item 5.01. Change in Control of Registrant.
The disclosures made in Item 5.01 of the Original Report remain unchanged.
Item 5.03. Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.
The disclosures made in Item 5.03 of the Original Report remain unchanged.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
2.1	Amended and Restated Business Combination Agreement, dated as of August 4, 2010, among Prisa, Liberty and Liberty Virginia (1)(2)
4.1	Amended Form of Warrant Amendment Agreement (2)
4.2	Form of Certificate of Designations, Preferences and Rights of Series A Preferred Stock (2)
4.3	Form of Certificate of Designations, Preferences and Rights of Series B Preferred Stock (2)
4.4	Form of Certificate of Designations, Preferences and Rights of Series C Preferred Stock (2)
4.5	Form of Certificate of Designations, Preferences and Rights of Series D Preferred Stock (2)
4.6	Form of Certificate of Designations, Preferences and Rights of Series E Preferred Stock (2)
10.1	Form of Preferred Stock Purchase Agreement, dated August 4, 2010 among Liberty and each of the Investors (and schedule of material differences thereto) (2)
10.2	Amended and Restated Securities Surrender Agreement, dated August 4, 2010, among Liberty and the Sponsors (2)
10.3	Amended and Restated Deferred Discount Reduction Letter Agreement dated August 4, 2010 (2)
99.1	Amended Form of Prisa by-laws (English translation) (2)

(1)	The Amended and Restated Business Combination Agreement has been included to provide investors and security holders with information regarding its terms. Factual disclosures about Prisa or Liberty contained in the proxy statement/prospectus included in the Registration Statement or in public filings with the SEC may supplement, update or modify the factual disclosures about Prisa or Liberty contained in the Amended and Restated Business Combination Agreement. In reviewing the representations and warranties contained in the Amended and Restated Business Combination Agreement it is important to bear in mind that the parties negotiated the representations and warranties with the principal purpose of establishing the circumstances in which a party to the Amended and Restated Business Combination Agreement may have the right not to close the Business Combination if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders.

(2)	Incorporated by reference to the corresponding exhibit filed with the Registrant’s Current Report on Form 8-K filed with the SEC on August 9, 2010.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY ACQUISITION HOLDINGS CORP.
Date: September 17, 2010	By:	/S/ JARED BLUESTEIN
		Name:	Jared Bluestein
		Title:	Secretary

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Amended and Restated Business Combination Agreement, dated as of August 4, 2010, among Prisa, Liberty and Liberty Virginia (1)(2)
4.1	Amended Form of Warrant Amendment Agreement (2)
4.2	Form of Certificate of Designations, Preferences and Rights of Series A Preferred Stock (2)
4.3	Form of Certificate of Designations, Preferences and Rights of Series B Preferred Stock (2)
4.4	Form of Certificate of Designations, Preferences and Rights of Series C Preferred Stock (2)
4.5	Form of Certificate of Designations, Preferences and Rights of Series D Preferred Stock (2)
4.6	Form of Certificate of Designations, Preferences and Rights of Series E Preferred Stock (2)
10.1	Form of Preferred Stock Purchase Agreement, dated August 4, 2010 among Liberty and each of the Investors (and schedule of material differences thereto) (2)
10.2	Amended and Restated Securities Surrender Agreement, dated August 4, 2010, among Liberty and the Sponsors (2)
10.3	Amended and Restated Deferred Discount Reduction Letter Agreement dated August 4, 2010 (2)
99.1	Amended Form of Prisa by-laws (English translation) (2)

(1)	The Amended and Restated Business Combination Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Liberty or Prisa. Factual disclosures about Prisa or Liberty contained in the proxy statement/prospectus included in the Registration Statement or in public filings with the SEC may supplement, update or modify the factual disclosures about Prisa or Liberty contained in the Amended and Restated Business Combination Agreement. In reviewing the representations and warranties contained in the Amended and Restated Business Combination Agreement it is important to bear in mind that the parties negotiated the representations and warranties with the principal purpose of establishing the circumstances in which a party to the Amended and Restated Business Combination Agreement may have the right not to close the Business Combination if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Amended and Restated Business Combination Agreement, and this subsequent information may or may not be fully reflected in Liberty’s or Prisa’s respective public disclosures.

(2)	Incorporated by reference to the corresponding exhibit filed with the Registrant’s Current Report on Form 8-K filed with the SEC on August 9, 2010.